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                            BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
                              SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-2, INVESTOR NUMBER 19982002

MONTHLY SERVICING SUMMARY                                                  PERIOD ENDING:              07/31/98
----------------------------------------------------------------------------------------------------------------------------------
                                                                            Pass Through
                                                                                Rate            Balance            Pool Factor
                                                                           ---------------  -----------------  -------------------
Determination Date:                 08/05/98          BOP  Scheduled Pool                    $680,189,604.41        99.1555160%
Remittance Date:                    08/10/98          EOP  Scheduled Pool                     674,347,549.98        98.3038830%
Prior Period WAC                      10.20%        Class A-1 Certificate      5.8900%         36,164,932.14        75.6588538%
Current Period WAC                    10.19%        Class A-2 Certificate      6.0400%         79,000,000.00       100.0000000%
                                                    Class A-3 Certificate      6.0400%         64,000,000.00       100.0000000%
                                                    Class A-4 Certificate      6.1100%         78,000,000.00       100.0000000%
                                                    Class A-5 Certificate      6.2000%         44,000,000.00       100.0000000%
                                                    Class A-6 Certificate      6.2400%         69,000,000.00       100.0000000%
                                                    Class A-7 Certificate      6.5500%        180,705,000.00       100.0000000%
                                                    Class M   Certificate      6.8300%         51,449,000.00       100.0000000%
                                                    Class B-1 Certificate      7.9300%         41,159,000.00       100.0000000%
                                                    Class B-2 Certificate      7.6000%         30,869,617.84       100.0000000%

I.  RECAP OF POOL:
                                                         LOAN COUNT            CLASS A-1         CLASS A-2           CLASS A-3
                                                    ---------------------  ---------------  -----------------  -------------------
    Beginning Certificate Balance                                  25,640   $42,006,986.57     $79,000,000.00       $64,000,000.00
    Scheduled Principal Reduction                                            (1,619,980.99)              0.00                 0.00
    Partial Principal Prepayments                                              (403,327.68)              0.00                 0.00
    Principal Prepayments In Full                                    (159)   (3,511,508.48)              0.00                 0.00
    Contract Liquidations                                             (13)     (307,237.28)              0.00                 0.00
    Contract Repurchases                                                0             0.00               0.00                 0.00
    Previously Undistributed Shortfalls                                               0.00               0.00                 0.00
                                                    ---------------------  ---------------  -----------------  -------------------
    Remaining Certificate Balance                                  25,468   $36,164,932.14     $79,000,000.00       $64,000,000.00
                                                    ---------------------  ---------------  -----------------  -------------------
                                                    ---------------------  ---------------  -----------------  -------------------

                                                           CLASS A-4          CLASS A-5         CLASS A-6            CLASS A-7
                                                    ---------------------  ---------------  -----------------  -------------------
    Beginning Certificate Balance                          $78,000,000.00   $44,000,000.00     $69,000,000.00      $180,705,000.00
    Scheduled Principal Reduction                                    0.00             0.00               0.00                 0.00
    Partial Principal Prepayments                                    0.00             0.00               0.00                 0.00
    Principal Prepayments In Full                                    0.00             0.00               0.00                 0.00
    Contract Liquidations                                            0.00             0.00               0.00                 0.00
    Contract Repurchases                                             0.00             0.00               0.00                 0.00
    Previously Undistributed Shortfalls                              0.00             0.00               0.00                 0.00
                                                    ---------------------  ---------------  -----------------  -------------------
    Remaining Certificate Balance                          $78,000,000.00   $44,000,000.00     $69,000,000.00      $180,705,000.00
                                                    ---------------------  ---------------  -----------------  -------------------
                                                    ---------------------  ---------------  -----------------  -------------------

                                                                              CLASS M           CLASS B-1            CLASS B-2
                                                                           ---------------  -----------------  -------------------
    Beginning Certificate Balance                                           $51,449,000.00     $41,159,000.00       $30,869,617.84
    Scheduled Principal Reduction                                                     0.00               0.00                 0.00
    Partial Principal Prepayments                                                     0.00               0.00                 0.00
    Principal Prepayments In Full                                                     0.00               0.00                 0.00
    Contract Liquidations                                                             0.00               0.00                 0.00
    Contract Repurchases                                                              0.00               0.00                 0.00
    Previously Undistributed Shortfalls                                               0.00               0.00                 0.00
                                                                           ---------------  -----------------  -------------------
    Remaining Certificate Balance                                           $51,449,000.00     $41,159,000.00       $30,869,617.84
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II.   DISTRIBUTIONS:
                                                                                            -----------------
      AVAILABLE DISTRIBUTION AMOUNT:                                                            10,488,469.89
                                                                                            -----------------
                                                                                            -----------------

                                                                              CLASS A-1         CLASS A-2           CLASS A-3
                                                                           ---------------  -----------------  -------------------
       Principal Distribution Amount                                         $5,842,054.43              $0.00                $0.00
       Scheduled Interest Distribution Amount                                   206,184.29         397,633.33           322,133.33
       Unpaid Interest Shortfall Current Period                                       0.00               0.00                 0.00
       Previously Undistributed Interest Shortfalls                                   0.00               0.00                 0.00
                                                                           ---------------  -----------------  -------------------
       Total Distribution                                                    $6,048,238.72        $397,633.33          $322,133.33
                                                                           ---------------  -----------------  -------------------
                                                                           ---------------  -----------------  -------------------

                                                         CLASS A-4            CLASS A-5         CLASS A-6           CLASS A-7
                                                    ---------------------  ---------------  -----------------  -------------------
       Principal Distribution Amount                                $0.00            $0.00              $0.00                $0.00
       Scheduled Interest Distribution Amount                  397,150.00       227,333.33         358,800.00           986,348.13
       Unpaid Interest Shortfall Current Period                      0.00             0.00               0.00                 0.00
       Previously Undistributed Interest Shortfalls                  0.00             0.00               0.00                 0.00
                                                    ---------------------  ---------------  -----------------  -------------------
       Total Distribution                                     $397,150.00      $227,333.33        $358,800.00          $986,348.13
                                                    ---------------------  ---------------  -----------------  -------------------
                                                    ---------------------  ---------------  -----------------  -------------------

                                                                               CLASS M          CLASS B-1            CLASS B-2
                                                                           ---------------  -----------------  -------------------
       Principal Distribution Amount                                                 $0.00              $0.00                $0.00
       Scheduled Interest Distribution Amount                                   292,830.56         271,992.39           195,507.58
       Unpaid Interest Shortfall Current Period                                       0.00               0.00                 0.00
       Previously Undistributed Interest Shortfalls                                   0.00               0.00                 0.00
                                                                           ---------------  -----------------  -------------------
                                                                           ---------------  -----------------  -------------------
       Total Distribution                                                      $292,830.56        $271,992.39          $195,507.58
                                                                           ---------------  -----------------  -------------------
                                                                           ---------------  -----------------  -------------------

III.   MONTHLY ADVANCE:
                                                   Monthly Advance Amount                              $0.00
                                              Outstanding Amount Advanced                              $0.00

IV.    RESIDUAL INTEREST DISTRIBUTION AMOUNT:                                                    $990,502.52
                                                                                            ----------------
                                                                                            ----------------

V.     SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                                              $7,401,592.63
                                                                              Gross Int....    (5,781,611.64)
                                                                                            ----------------
                                                                              Principal....     1,619,980.99
                                                                                            ----------------
                                                                                            ----------------

VI.    SERVICING FEE:                                                                            $566,824.67
                                                                                            ----------------
                                                                                            ----------------

VII.   DELINQUENCY INFORMATION:
                                                        Days Delinquent             Number    Actual Balance
                                                        ---------------  -----------------  -------------------
                                                            31 - 59                    270     $6,536,045.66
                                                            60 - 89                     60      1,656,897.90
                                                          90 or more                     3         55,658.73
                                                        ---------------  -----------------  -------------------
                                                        Total Delinquent               333     $8,248,602.29
                                                                         -----------------  -------------------
                                                                         -----------------  -------------------
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VIII.  REPOSSESSION INFORMATION:                                               Number          Actual Balance
                                                                         -----------------  -------------------
                                                       BOP Repossessions                 9          $283,010.15
                                           Plus Repossessions this Month                39         1,022,846.24
                                                       Less Liquidations               (13)        ($308,835.20)
                                                                         -----------------  -------------------
                                                       EOP Repossessions                35          $997,021.19
                                                                         -----------------  -------------------
                                                                         -----------------  -------------------
IX.    REPURCHASES:
                                                                               Number          Actual Balance
                                                                         -----------------  -------------------
                                      Contracts Repurchased or Replaced                  0                $0.00
                                          Eligible Substitute Contracts                  0                $0.00
                                                                         -----------------  -------------------
                                            Difference Paid by Servicer                  0                $0.00
                                                                         -----------------  -------------------
                                                                         -----------------  -------------------

X.     RESERVE ACCOUNT SUMMARY:
                                  Reserve Account                                                         $0.00
                                  Deposit Amount
                                  Reserve Account                                                         $0.00
                                  Draw Amount
                                  Distribution to Class R                                            $31,656.27
                                  Certificateholder
                                  Ending Balance at                          31-Jul-98            $6,891,482.27

XI.    DELINQUENCY RATIOS:
                                                               Average 30-Day Delinquency Ratio           0.61%
                                                               Average 60-Day Delinquency Ratio           0.10%
                                                                 Cumulative Realized Loss Ratio           0.03%
                                                                    Current Realized Loss Ratio           0.02%

XII.   LIQUIDATION LOSSES:
                                              Previous Period Aggregate Net Liquidation Losses:     $27,238.83
                                               Current Period Aggregate Net Liquidation Losses:    $224,460.87
                                                             Current Period Liquidation Losses:    $197,222.04

XIV.   CERTIFICATE ACCOUNT INTEREST:                                                                $35,498.80
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